UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

Date of report (Date of earliest event reported)

December 13, 2012

SINOHUB, INC.
(Exact name of registrant as specified in its charter)

Delaware	000-52746	87-0438200
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

6/F, Building 51, Road 5, Qiongyu Road, Technology Park Nanshan District Shenzhen, China	518057
(Address of Principal Executive Offices)	(Zip Code)

86 755 26612106
Registrant's Telephone Number, Including Area Code

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Departure of Directors or Certain Officers

On December 12, 2012, the board of directors of SinoHub Inc., a Delaware corporation (the “Company”), terminated the employment of De Hai Li in his position as Chief Financial Officer of the Company and all other positions he held as an at will employee with subsidiaries of SinoHub, effective immediately.

SinoHub’s board of directors terminated the employment of Mr. Li in his positions with SinoHub because Mr. Li had used his positions as Legal Representative of subsidiaries in China and his control of the bank accounts of SinoHub in China to gain operational control of the Company. Furthermore he has disobeyed direct orders of the CEO and the board of directors.

2

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

SINOHUB, INC.

Dated: December 13, 2012	By:	/s/ Henry T. Cochran
Henry T. Cochran
CEO and Chairman of the Board

/s/ Lei Xia
Lei Xia
President and Director

3